EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Network Installation Corp., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Quarterly Report for the quarter ended September 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/  Michael  Cummings
                                  --------------------------------------
                                  Michael  Cummings
                                  Chief  Executive  Officer


Dated:  November  22,  2004



                                  /s/  Michael  Novielli
                                  --------------------------------------
                                  Michael  Novielli
                                  Interim  Chief  Financial  Officer

Dated:  November  22,  2003





The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.